Exhibit 10.5

                            PATENT SECURITY AGREEMENT

            THIS PATENT SECURITY AGREEMENT (as amended, amended and restated or otherwise modified from time to time, the "Security Agreement") made as of this 27th day of April, 2004, by EASY GARDENER PRODUCTS, LTD., a Texas limited partnership ("Borrower") in favor of LASALLE BUSINESS CREDIT, LLC, as agent for the Lenders party to the Loan Agreement (defined below), with an office at 135 South LaSalle Street, Suite 425, Chicago, Illinois 60603 ("Agent"):

                              W I T N E S S E T H:

            WHEREAS, Borrower, EYAS International, Inc., a Texas corporation, EG Product Management, L.L.C., a Texas limited liability company, EG, L.L.C., a Nevada limited liability company, Weatherly Consumer Products Group, Inc., a Delaware corporation, Weatherly Consumer Products, Inc., a Delaware corporation, NBU Group, LLC, a Texas limited liability company, Agent and Lenders are parties to a certain Loan and Security Agreement of even date herewith (as amended, amended and restated or otherwise modified from time to time, the "Loan Agreement") and other related loan documents of even date herewith (collectively, with the Loan Agreement, and as each may be amended or otherwise modified from time to time, the "Financing Agreements"), which Financing Agreements, among other things, provide (i) for Lenders to, from time to time, extend credit to or for the account of Borrower, and (ii) for the grant by Borrower to Agent, for the benefit of Agent and Lenders, of a security interest in certain of Borrower's assets, including, without limitation, its patents and patent applications;

            NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, Borrower agrees as follows:

            1. Incorporation of Financing Agreements. The Financing Agreements and the terms and provisions thereof are hereby incorporated herein in their entirety by this reference thereto. All terms capitalized but not otherwise defined herein shall have the same meanings herein as in the Loan Agreement.

            2. Grant and Reaffirmation of Grant of Security Interests. To secure the complete and timely payment and satisfaction of the Liabilities, Borrower hereby grants to Agent, for the benefit of Agent and Lenders, and hereby reaffirms its prior grant pursuant to the Financing Agreements of, a continuing security interest in Borrower's entire right, title and interest in and to all of its now owned or existing and hereafter acquired or arising patents and patent applications, including, without limitation, the inventions and improvements described and claimed therein, all patentable inventions and those patents and patent applications listed on Schedule A attached hereto and made a part hereof and all patents and the reissues, divisions, continuations, renewals, extensions and continuations-in-part of any of the foregoing, and all income, royalties, damages and payments now or hereafter due and/or payable under or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing (all of the foregoing are sometimes hereinafter individually and/or collectively referred to as the "Patents").

            3. Warranties and Representations. Borrower warrants and represents to Agent and Lenders that:

            (i) no Patent has been adjudged invalid or unenforceable by a court of competent jurisdiction nor has any such Patent been cancelled, in whole or in part and each such Patent is presently subsisting;

            (ii) Except as provided in the Loan Agreement, Borrower is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each Patent, free and clear of any liens, charges and encumbrances, including without limitation, shop rights and covenants by Borrower not to sue third persons;

            (iii) Borrower has no notice of any suits or actions commenced or threatened with reference to any Patent; and

            (iv) Borrower has the unqualified right to execute and deliver this Security Agreement and perform its terms.

            4. Restrictions on Future Agreements. Borrower agrees that until Borrower's Liabilities shall have been satisfied in full and the Financing Agreements shall have been terminated, Borrower shall not, without the prior written consent of Agent, sell or assign its interest in any Patent or enter into any other agreement with respect to any Patent which would affect the validity or enforcement of the rights transferred to Agent under this Security Agreement.

            5. New Patents. Borrower represents and warrants that, based on a diligent investigation by Borrower, the Patents listed on Schedule A constitute all of the federally registered Patents and Patent applications now owned by Borrower. If, before Borrower's Liabilities shall have been satisfied in full or before the Financing Agreements have been terminated, Borrower shall (i) become aware of any existing Patents of which Borrower has not previously informed Agent, (ii) obtain rights to any new patentable inventions or Patents, or (iii) become entitled to the benefit of any Patents, which benefit is not in existence on the date hereof, the provisions of this Security Agreement above shall automatically apply thereto and Borrower shall give to Agent prompt written notice thereof. Borrower hereby authorizes Agent to modify this Security Agreement by amending Schedule A to include any such Patents.

            6. Royalties; Terms. The term of this Security Agreement shall extend until the earlier of (i) the expiration of each of the Patents, and (ii) the payment in full of Borrower's Liabilities and the termination of the Financing Agreements. Borrower agrees


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that upon the occurrence of an Event of Default, the use by Agent of all Patents
shall be without any liability for royalties or other related charges from Agent to Borrower.

            7. Release of Security Interest. This Security Agreement is made for collateral purposes only. Upon payment in full of Borrower's Liabilities and termination of the Financing Agreements, Agent shall take such actions as may be necessary or proper to terminate the security interests created hereby and pursuant to the Financing Agreements

            8. Expenses. All expenses incurred in connection with the performance of any of the agreements set forth herein shall be borne by Borrower. All fees, costs and expenses, of whatever kind or nature, including reasonable attorneys' fees and legal expenses, incurred by Agent in connection with the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, reasonable counsel fees, maintenance fees, encumbrances or otherwise in protecting, maintaining or preserving the Patents or in defending or prosecuting any actions or proceedings arising out of or related to the Patents shall be borne by and paid by Borrower and until paid shall constitute Liabilities.

            9. Duties of Borrower. Borrower shall have the duty (i) to file and prosecute diligently any patent applications pending as of the date hereof or hereafter until Borrower's Liabilities shall have been paid in full and the Financing Agreements have been terminated, (ii) to make application on unpatented but patentable inventions, as commercially reasonable, (iii) to preserve and maintain all rights in the Patents, as commercially reasonable and
(iv) to ensure that the Patents are and remain enforceable, as commercially reasonable. Any expenses incurred in connection with Borrower's obligations under this Section 9 shall be borne by Borrower.

            10. Agent's Right to Sue. After an Event of Default, Agent shall have the right, but shall in no way be obligated, to bring suit in its own name to enforce the Patents and, if Agent shall commence any such suit, Borrower shall, at the request of Agent, do any and all lawful acts and execute any and all proper documents required by Agent in aid of such enforcement and Borrower shall promptly, upon demand, reimburse and indemnify Agent for all costs and expenses incurred by Agent in the exercise of its rights under this Section 10.

            11. Waivers. No course of dealing between Borrower, Agent and Lenders, nor any failure to exercise, nor any delay in exercising, on the part of Agent, any right, power or privilege hereunder or under the Financing Agreements shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

            12. Severability. The provisions of this Security Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause


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

or provision in any other jurisdiction, or any other clause or provision of this Security Agreement in any jurisdiction.

            13. Modification. This Security Agreement cannot be altered, amended or modified in any way, except as specifically provided in Section 5 hereof or by a writing signed by the parties hereto.

            14. Cumulative Remedies; Power of Attorney; Effect on Financing Agreements. All of Agent's rights and remedies with respect to the Patents, whether established hereby or by the Financing Agreements, or by any other agreements or by law shall be cumulative and may be exercised singularly or concurrently. Borrower hereby authorizes Agent upon the occurrence of an Event of Default, to make, constitute and appoint any officer or agent of Agent as Agent may select, in its sole discretion, as Borrower's true and lawful attorney-in-fact, with power to (i) endorse Borrower's name on all applications, documents, papers and instruments necessary or desirable for Agent in the use of the Patents or (ii) take any other actions with respect to the Patents as Agent deems to be in the best interest of Agent, or (iii) grant or issue any exclusive or non-exclusive license under the Patents to anyone, or (iv) assign, pledge, convey or otherwise transfer title in or dispose of the Patents to anyone. Borrower hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney, being coupled with an interest, shall be irrevocable until Borrower's Liabilities shall have been paid in full and the Financing Agreements have been terminated. Borrower acknowledges and agrees that this Security Agreement is not intended to limit or restrict in any way the rights and remedies of Agent under the Financing Agreements but rather is intended to facilitate the exercise of such rights and remedies. Agent shall have, in addition to all other rights and remedies given it by the terms of this Security Agreement and the Financing Agreements, all rights and remedies allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in Illinois.

            15. Binding Effect; Benefits. This Security Agreement shall be binding upon Borrower and its respective successors and assigns, and shall inure to the benefit of Agent, its successors, nominees and assigns.

            16. Governing Law. This Security Agreement shall be governed by and construed in accordance with the laws of the State of Illinois and applicable federal law.

            17. Headings. Paragraph headings used herein are for convenience only and shall not modify the provisions which they precede.

            18. Further Assurances. Borrower agrees to execute and deliver such further agreements, instruments and documents, and to perform such further acts, as Agent shall reasonably request from time to time in order to carry out the purpose of this Security Agreement and agreements set forth herein.

            19. Survival of Representations. All representations and warranties of Borrower contained in this Security Agreement shall survive the execution and delivery of


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this Security Agreement and shall be remade on the date of each borrowing under the Financing Agreements.


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

            IN WITNESS WHEREOF, Borrower has duly executed this Security Agreement as of the date first written above.

                                        EASY GARDENER PRODUCTS, LTD.


                                        By Richard M. Kurz
                                           -------------------------------------
                                        Title CFO
                                              ----------------------------------

Agreed and Accepted
As of the Date First Written Above

LASALLE BUSINESS CREDIT, LLC, as Agent


By William Staple
   -------------------------------------
Title First Vice President
      ----------------------------------


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                                   SCHEDULE A

                                     PATENTS

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        Patent Description                         U.S. Patent No.    Issue Date
        ------------------                         ---------------    ----------
--------------------------------------------------------------------------------
Garden Watering Tool                                   5782412         7/21/98
--------------------------------------------------------------------------------
Root Feeder                                            5322085         6/21/98
--------------------------------------------------------------------------------
Nozzle Structure for a Root                            4705218         11/10/87
Feeding Device
--------------------------------------------------------------------------------
Fertilizer Product and Process for                     4474595         10/2/84
Making and Using It
--------------------------------------------------------------------------------
Fertilizer Briquette Adapted to be                     4348218          9/7/82
Hammered into the Ground
--------------------------------------------------------------------------------
Method of Making a                                     4318218          3/9/82
Dynamoelectric Machine Stator
Assembly
--------------------------------------------------------------------------------
Fertilizer                                             3892552          7/1/75
--------------------------------------------------------------------------------
Root Feeder Head Assembly                             D 357971          5/2/95
--------------------------------------------------------------------------------
Lawn edging strip                                      5456045         10/10/95
--------------------------------------------------------------------------------
Stackable landscape edging and                         6622426         9/23/03
methods of manufacturing and
using same
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Pourable granular paper mulch                          6021598          2/8/00
composition
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